Exhibit 10.1

Pursuant to Item 601(b)(10)(iv) of Regulation S-K, certain identified information marked with [*****] has been excluded from the exhibit because it is both (i) not material and (ii) the type that the registrant treats as private or confidential.

产品销售及技术服务协议

Product Sales and Technical Services Agreement

本产品销售及技术服务协议（以下简称“本协议”）由以下双方于 2025 年 6 月 24 日在中华人民共和国签署：

This Product Sales and Technical Services Agreement (this “Agreement”) is entered into in the People’s Republic of China on June 24, 2025, by and between the following Parties:

甲方 (Party A)：北京开物同创科技发展有限公司

地址 (Address)：[*****]

法定代表人 (Authorized Representative)：[*****]

乙方（Party B）：博宇人工（北京）智能科技有限公司

Boyu Artificial Intelligence (Beijing) Technology Co., Ltd.

地址 (Address)：[*****]

法定代表人 (Authorized Representative)：[*****]

甲乙双方本着平等、自愿和诚实信用原则，就产品服务买卖事宜协商一致。依据我国相关法律规定，特订立本合同，供双方恪守履行。

The Parties have, in accordance with the principles of equality, voluntariness, and good faith, reached the following agreement regarding the purchase of products and development services. This Agreement is entered into pursuant to applicable laws of the People’s Republic of China and shall be binding upon the Parties.

第一条 产品情况 Product

乙方同意向甲方提供如下产品或服务：(1) 销售机器人设备；(2) 根据甲方需求，提供定制化的智能自动化解决方案的开发服务；(3) 甲方在支付服务费用期间享有使用乙方授权的技术软件当前版本的非独占、不可转让的授权许可；(4) 相关配套技术支持、部署服务及售后支持。

Party B agrees to provide the following to Party A: (1) the sale of robotic equipment; (2) customized intelligent automation solution development per Party A’s requirements; (3) a non-exclusive, non-transferable license to use the current version of Party B’s authorized technical software during the paid service period; and (4) relevant technical support, deployment, and after-sales services.

产品信息如下表，图纸或附件另行列示。本合同总价款是产品设计、制造、包装、仓储、运输、安装及验收合格之前及保修期内备品备件发生的所有含税费用，本合同总价款不包含第四条后续服务费用。

Product information is listed in the table below, with drawings or attachments provided separately where applicable. The total contract price includes all tax-inclusive costs related to the design, manufacturing, packaging, warehousing, transportation, installation, and acceptance of the products, as well as spare parts required during the warranty period. The total contract price does not include the ongoing service fees described in Article 4.

名称 / Name	配置与规格 / Specs	数量 / Quantity	单价 / Unit Price (RMB)	总价 / Total (RMB)
ADAM	双臂机器人 （规格详见官方网站） Dual arm robot (Specs as per official website)	[*****]	[*****]	[*****]
SCORPION	单臂机器人 （规格详见官方网站） Single arm robot (Specs as per official website)	[*****]	[*****]	[*****]
TITAN	配送机器人 （规格详见官方网站） Delivery robot (Specs as per official website)	[*****]	[*****]	[*****]
合计 / Total	小写：956.7万元人民币 RMB 9,567,000	大写：玖佰伍拾陆万零柒万元 Nine million five hundred sixty-seven thousand RMB

第二条 货款支付 Payment Terms

甲方应于双方确认交货时间并验收调试设备达标后15个工作日内一次性向乙方支付合同金额：人民币 __956.7万__ 元整。

Party A shall make a one-time payment of the contract amount of RMB 9,567,000 to Party B within fifteen (15) business days after the delivery time is confirmed by both Parties and the equipment passes acceptance and commissioning.

第三条 后续服务与费用 Ongoing Services and Fees

1.	除产品交付本身外，乙方将为甲方提供以下持续服务：

In addition to the product delivery, Party B shall provide Party A with the following ongoing services:

a.	软件升级与远程技术支持 / Software updates & remote support；

b.	故障排查与定期维护 / Troubleshooting & maintenance；

c.	其他按约定提供的运营支持服务 / Other agreed operational support。

2.	上述服务由乙方提供，甲方需另行支付服务费用，费用结构如下：

The above services shall be provided by Party B, and Party A shall pay additional service fees as follows:

a.	月服务费 / Monthly Service Fee：人民币 ____/____ 元 / 月 RMB per month（如适用）；

b.	年服务费 / Annual Service Fee：

i.	ADAM与SCORPION系列产品，人民币 [*****] 元/台/年；

ADAM & SCORPION series products - [*****] per unit per year;

ii.	TITAN系列产品，人民币 [*****] 万元/台/年。

TITAN series products - [*****] per unit per year;

c.	服务期限 / Duration：10年，服务费合计1070万元 。

10 years, with a total service fee of RMB 10,700,000.

d.	服务期限内软件授权使用费 / Software License Fee During the Service Term：

i.	ADAM系列产品 [*****]/10年；

ADAM series products: [*****] for 10 years;

ii.	SCORPION系列产品[*****]/10年；

SCORPION series products: [*****] for 10 years;

iii.	TITAN系列产品[*****]/10年；

TITAN series products: [*****] for 10 years;

iv.	合计1000万元。

Total: RMB 10 million.

3.	产品销售及技术服务费用合计3026.7万元（大写：叁仟零贰拾陆万零柒万元）人民币。

Total sales and service fee: RMB 30,267,000. (In words: Thirty million two hundred sixty-seven thousand RMB).

第四条 运输方式 Delivery and Risk

1.	乙方应将产品送至甲方指定的地点，由此产生的运输费用由乙方承担。

Party B shall deliver the product to Party A’s designated location. Transportation costs shall be borne by Party B.

2.	在途产品的毁损或灭失的风险由乙方承担，产品的风险及所有权自交付给甲方之时起转移至甲方。

The risk of damage or loss of products in transit shall be borne by Party B, and the risk and ownership of the products shall be transferred to Party A upon delivery to Party A.

第五条 产品包装 Packaging

本合同项下的产品仅需按产品出厂时所配的标准包装，甲方无需乙方对产品进行额外的包装。如甲方需乙方进行额外的包装，需另行支付包装费。

Products shall be delivered with standard factory packaging. Additional packaging requested by Party A shall be at its own expense.

第六条 验收方式 Acceptance

1.	产品验收标准为：按原厂产品验收。

The product acceptance criteria shall be based on the original factory standards.

2.	乙方送货或代办托运的，甲方在产品送达后3个工作日内（验收期），对产品的品牌、规格型号、颜色、数量、质量进行验收，如甲方对产品品牌、规格型号、颜色、数量、质量有异议的，应在验收期内书面告知甲方。甲方超过验收期未提出异议的，视为本合同项下产品的品牌、规格型号、颜色、数量、质量均符合约定，甲方已验收合格。

If the delivery is made by Party B or through third-party logistics arranged by Party B, Party A shall, within three (3) business days after receipt of the products (the “Acceptance Period”), inspect the brand, model, specifications, color, quantity, and quality of the products. If Party B has any objection regarding the above aspects, it shall notify Party A in writing within the Acceptance Period. If no objection is raised within the Acceptance Period, the products shall be deemed accepted and in full conformity with the agreed specifications, and Party A shall be deemed to have accepted the products.

3.	甲乙双方若对产品有异议的，双方可以委托第三方机构进行鉴定。如质量不符合合同约定的，鉴定费用由乙方承担；如质量符合合同约定的，鉴定费用由甲方承担。

If a dispute arises regarding the products, the Parties may jointly appoint a third-party inspection agency for assessment. If the product quality is found not to conform to the contractual requirements, the inspection cost shall be borne by Party B; if the product quality is found to conform, the cost shall be borne by Party A.

4.	如甲乙双方经协商达成换货协议，由此产生的运输费用由甲方自行承担。

If the Parties agree to a product replacement after consultation, any transportation costs incurred shall be borne by Party A.

第七条 违约责任 Liability for Breach

1.	甲方逾期向乙方支付货款的，每逾期一日，应按所欠货款的 每日百分之一 向乙方支付逾期违约金直至甲方付清货款为止。如甲方逾期付款达30日的，乙方有权单方解除本合同，自甲方收到解除合同通知书之日起，本合同自动解除，且乙方有权收回本合同项下的产品。如逾期违约金不足以弥补乙方损失的，乙方仍有权就不足部分承担赔偿责任，赔偿损失包括律师费、差旅费、公证费、诉讼费等。

If Party A delays payment of the contract amount, it shall pay to Party B a late penalty of one percent (1%) per day of the outstanding amount until full payment is made. If such delay exceeds thirty (30) days, Party B shall have the right to unilaterally terminate this Agreement. The Agreement shall automatically terminate upon Party A’s receipt of the termination notice, and Party B shall have the right to reclaim the products under this Agreement. If the penalty is insufficient to cover Party B’s actual losses, Party B shall be entitled to claim compensation for the shortfall, including but not limited to legal fees, travel expenses, notarization costs, and litigation fees.

2.	甲方逾期收货的，应自行承担因此造成的额外费用及损失，包括实际支付的保管、保养等费用以及保管不善而发生的损失（包括律师费、差旅费、公证费、诉讼费等）。

If Party A delays in taking delivery of the products, it shall bear any additional expenses and losses caused by such delay, including actual storage fees, maintenance costs, and any losses caused by improper storage (including legal fees, travel costs, notarization, and litigation expenses).

3.	乙方依照约定将产品置于交货地点，甲方没有提取产品的，由此产生产品毁损、灭失的风险自甲方应提取产品之日起由甲方承担。

If Party B delivers the products to the designated delivery location in accordance with the Agreement, and Party A fails to take delivery in time, the risk of damage or loss of the products shall be borne by Party A from the date it was obligated to take delivery.

4.	任何一方违反本合同规定，守约方有权要求违约方赔偿损失，包括诉讼费、仲裁费、律师费、差旅费等，本合同另行约定违约责任从特殊约定。

If either Party breaches this Agreement, the non-breaching Party shall have the right to claim compensation for all resulting losses, including but not limited to litigation fees, arbitration fees, attorney’s fees, and travel expenses. If this Agreement provides for specific liability for breach, such provisions shall prevail.

5.	双方未确定交货时间之前，可协商解除该合同，甲乙双方互不承担违约责任。

Prior to the confirmation of the delivery date by both Parties, either Party may negotiate to terminate this Agreement without either Party bearing liability for breach.

第八条 知识产权与许可使用 Intellectual Property and License Control

1.	除非另有书面约定，乙方对其自主开发的通用软件平台、算法模型、模块组件等保留完整的所有权。甲方对产品仅享有在正常业务用途下的使用权，不得复制、反编译、修改、转让或许可给任何第三方使用。

Unless otherwise agreed in writing, Party B shall retain full ownership of any general-purpose software platforms, algorithm models, or component modules it independently develops. Party A shall have only a right to use the products for its normal business purposes and shall not copy, decompile, modify, transfer, or sublicense them to any third party.

2.	若乙方根据甲方需求进行定制开发，其开发成果的知识产权归乙方所有。

If Party B performs any custom development based on Party A’s requirements, the ownership of such development results shall belong to Party B.

3.	对于乙方向甲方提供的任何软件服务，甲方在支付服务费用期间享有使用当前版本的非独占、不可转让的授权许可。服务终止后，甲方不得继续使用该软件。

For any software services provided by Party B, Party A shall have a non-exclusive, non-transferable license to use the current version during the period of paid service. Upon termination of service, Party A shall cease using the software.

第九条 合同纠纷处理及争议的解决 Dispute Resolution

本协议之签署、效力、解释、履行及争议的解决均应适用中华人民共和国(不包括香港、澳门特别行政区及台湾地区)法律管辖。本协议的变更及其他未尽事宜，由双方另行友好协商解决。因履行本合同引起的或与本合同有关的争议，甲、乙双方应首先通过友好协商解决，协商不成的，任何一方均有权向有乙方所在地人民法院提起诉讼。本协议的变更及其他未尽事宜，由双方另行友好协商解决。因产品的质量问题发生争议的，应当邀请国家认可的质量检测机构对货物质量进行鉴定。

This Agreement is governed by the laws of the People’s Republic of China. Disputes shall be resolved through negotiation; if unsuccessful, either Party may submit to the competent court where Party B is located. Any amendments to this Agreement and any matters not covered herein shall be resolved through separate friendly consultation between the Parties. In the event of a dispute arising from product quality issues, the Parties shall engage a nationally accredited quality inspection agency to conduct an evaluation of the goods.

第十条 责任限制 Limitation of Liability

在任何情况下，乙方对甲方因本协议或相关交易而产生的任何间接、特殊、附带、惩罚性或后果性损害（包括但不限于利润损失）不承担责任，无论该损害是否可预见，亦无论责任基于合同、侵权、过失或其他原因。乙方对甲方的任何赔偿责任总额不应超过甲方因引起索赔的产品或服务所实际支付的费用总额。

Under no circumstances shall Party B be liable for any indirect, special, incidental, punitive, or consequential damages (including but not limited to lost profits) arising out of or relating to this Agreement or the transactions contemplated herein, whether foreseeable or not and regardless of the legal theory (contract, tort, negligence, or otherwise). Party B’s total liability shall not exceed the total amount actually paid by Party A to Party B for the specific product or service giving rise to the claim.

（以下为签字页）

(Signature page to follow)

兹此，双方授权代表于文首之日签署本协议。

IN WITNESS WHEREOF, the authorized representative of the Parties have executed this Agreement as of the date first above written.

甲方 (Party A)：北京开物同创科技发展有限公司

授权代表签字/Signature by authorized representative:

姓名/Name: 王果儿

/s/ 王果儿

乙方 (Party B)：博宇人工（北京）智能科技有限公司

Boyu Artificial Intelligence (Beijing) Technology Co., Ltd.

授权代表签字/Signature by authorized representative:

姓名/Name: 赵东双

/s/ 赵东双